U.S. SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report: July 7, 2006

BUCKEYE VENTURES, INC. (Name of small business issuer in its charter)
MICHIGAN (State or other jurisdiction incorporation or organization)	0-27454 (Commission File No.)	33-0081215 (I.R.S. Employer Identification No.)
4455 LAMONT STREET, SUITE 3 SAN DIEGO, CA 92109 (Address of principal executive offices, including Zip Code) (858) 272-6600 (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01 Other Events

On July 7, 2006, the Company sent a shareholder letter attached hereto as Exhibit 99.1 in connection with the DEF 14A filing and the shareholder meeting on July 18, 2006.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits. The following documents are filed herewith as an exhibit to this Form 8-K: Exhibit 99.1 Annual Meeting Shareholder Letter

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WORLD WIDE MOTION PICTURES CORPORATION (Registrant)

Date: July 7, 2006	By: /s/ Paul D. Hancock Paul D. Hancock Vice Chairman

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Annual Meeting Shareholder Letter